                                                                   EXHIBIT 10.14

                                SECOND AMENDMENT

         SECOND AMENDMENT, dated as of March 22, 2000 (this "Amendment") to the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDI Capital Corp., formerly known as Details Capital Corp. (the "Company"); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with Details, the "Borrowers"); (iv) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (v) BANKERS TRUST COMPANY, as documentation and co-syndication agent; and (vi) THE CHASE MANHATTAN BANK ("Chase"), as collateral, co-syndication and administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

         WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         2. Amendment to Section 1.1. Section 1.1 is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  '"DDI Corp.": DDI Corp., a Delaware corporation and successor by merger to Holdings. After such merger, references in the Loan Documents to Holdings shall mean to refer to DDI Corp.

                  "Initial Public Offering": an underwritten public offering by Holdings of Capital Stock of Holdings or any Subsidiary or parent thereof pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

                  "MCM": MCM Electronics Limited, a United Kingdom corporation.

                  "MCM Acquisition": the acquisition by Holdings of all of the Capital Stock of MCM pursuant to the MCM Share Purchase Agreement.

                  "MCM Share Purchase Agreement": the Share Purchase Agreement, dated on or about March 22, 2000, among Holdings and the shareholders of MCM named therein, which agreement is on terms and conditions satisfactory to the Administrative Agent and none of the provisions of which have been amended, modified or waived in a manner which would adversely affect the interests of the Administrative Agent or the Lenders without the prior consent of the Administrative Agent.

                  "Reference Period": with respect to any date, means the period of four consecutive fiscal quarters of the Borrower immediately preceding such date or, if such date is the last day of a fiscal quarter, ending on such date.

                  "Second Amendment": the Second Amendment, dated as of March 27, 2000, to this Agreement.

                  "Second Amendment Effective Date": the date of effectiveness of the Second Amendment.'

         3. Amendment to Section 1.2. Section 1.2 is hereby amended by adding the following provision at the end thereof:

                  "(e) For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of the Consolidated Leverage Ratio, (i) if at any time during such Reference Period Details or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the Property which is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period;
         (ii) if during such Reference Period Details or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period; and (iii) if during such Reference Period any Person that subsequently became a Subsidiary or was merged with or into Details or any Subsidiary since the beginning of such Reference Period shall have entered into any disposition or acquisition transaction that would have required an adjustment pursuant to clause (i) or (ii) above if made by Details or a Subsidiary during such Reference Period, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such Reference Period. As used in this paragraph, "Material Acquisition" means any acquisition of Property or series of related acquisitions of Property (including by way of merger) which (a) constitutes assets comprising all or substantially all of a facility or an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by Details and its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash consideration consisting of notes or other debt securities and valued at fair market value in the case of other non-cash consideration) in excess of $5,000,000; and "Material Disposition" means any Disposition of Property or series of related Dispositions of Property which yields gross proceeds to Details or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $5,000,000."

         4. Amendment to Section 2.10. Section 2.10 is hereby amended by (1) inserting the following at the beginning thereof: "(a)" and (2) inserting the following new clause (b) at the end thereof:

                  "(b) Each optional prepayment in respect of the Tranche B Term Loans on or prior to the second anniversary of the Second Amendment Effective Date shall be accompanied by a prepayment premium equal to
         (a) if such prepayment is made on or prior to the first anniversary of the Second Amendment Effective Date, 2% of the principal amount of such prepayment and (b) if such prepayment is made after the first anniversary of the Second Amendment Effective Date and on or prior to the second anniversary of the Second Amendment Effective Date, 1% of the principal amount of such prepayment; provided that no such prepayment premium shall be payable to the extent such prepayment is made with the proceeds of the IPO."

         5. Amendment to Section  2.11(a).  Section 2.11(a) is hereby amended by
(1) deleting the word "and" at the end of clause (iv) thereof and substituting in lieu thereof the following: "," and (2) adding the following clause (vi) to the end thereof:

         "and (vi) an amount of the aggregate Net Cash Proceeds from the issuance of Capital Stock of Holdings in connection with the Initial Public Offering which are used (a) to redeem up to 100% of accreted principal plus any premium required pursuant to the callback provisions in the relevant note purchase agreement in effect on the Closing Date and any accrued interest on the New Intermediate Holdco Notes, (b) to redeem up to 40% of accreted principal plus any premium required pursuant to the callback provisions in the relevant indenture in effect on the Closing Date and any accrued interest on the Company Zeros and
         (c) either directly or through MCM, to repay the Investor Loans Amount (as defined in the MCM Share Purchase Agreement) in an amount equal to approximately $24,000,000, to pay approximately $2,000,000 of other consideration in connection with the MCM Acquisition and to pay fees and expenses in connection with the MCM Acquisition, all such payments referred to in this clause (c) in an aggregate amount equal to approximately $31,700,000; provided that the exceptions specified in paragraphs (a), (b) and (c) above are only available to the extent that the amount of the Net Cash Proceeds in connection with the Initial Public Offering which are applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments is at least equal to $100,000,000."

         6. Addition to Section 2.11. There shall be added to Section 2.11 the following new paragraph (f):

                  "(f) Each mandatory prepayment in respect of the Tranche B Term Loans on or prior to the second anniversary of the Second Amendment Effective Date shall be accompanied by a prepayment premium equal to (a) if such prepayment is made on or prior to the first anniversary of the Second Amendment Effective Date, 2% of the principal amount of such prepayment and (b) if such prepayment is made after the first anniversary of the Second Amendment Effective Date and on or prior to the second anniversary of the Second Amendment Effective Date, 1% of the principal amount of such prepayment; provided that no such prepayment premium shall be payable to the extent such prepayment is made with the proceeds of the IPO."

         7. Amendment to Section 7.8. Section 7.8(j) of the Credit Agreement hereby is amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "(j) in addition to investments otherwise expressly permitted by this Section 7.8, investments by Details or any of its Subsidiaries in an aggregate amount (valued at cost, but net of returns of capital from such investments) during the term of this Agreement, which when combined with the aggregate amount of dividends paid in reliance on
         Section 7.6(f), shall not exceed the sum of $10,000,000 and the then unused Permitted Expenditure Amount on the date upon which such investment is made; provided, that no such investments in reliance on this Section 7.8(j) may be made in MCM or any of its Subsidiaries or the business conducted by any of them."

         8. Amendment to Section 7.9. Section 7.9(a) is hereby amended by (1) deleting the word "Make" at the beginning thereof and substituting in lieu thereof the following: "make" and (2) adding the following language at the beginning thereof:

         "Except as provided in Section 2.11(a)(vi) hereof,"

         9. Amendment to Section 7.10. Section 7.10 is hereby amended by (1) adding the following at the beginning of clauses (ii), (iii) and (iv) thereof:
"prior to the consummation of any Initial Public Offering," , (2) deleting the word "and" at the end of clause (iii) thereof, (3) deleting the period the end of clause (iv) and substituting in lieu thereof the following: "; and" and (iv) adding at the end thereof the following new clause (v):

                  "(v) contemporaneously with the consummation of any Initial Public Offering, the payment of fees to Bain Capital and/or Bain Affiliates in connection with such Initial Public Offering and the termination of the management agreement in an aggregate amount with respect to all such fees not to exceed $3,250,000."

         10. Amendment to Section 8(m). Section 8 of the Credit Agreement hereby is amended by deleting clause (m) thereof in its entirety and substituting in lieu thereof the following:

                  " (m) (i) Holdings shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than those incidental to its ownership of the Capital Stock of New Intermediate Holdco and MCM; (ii) MCM shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than those businesses in which it is engaged in on the date of its acquisition by Holdings or which are reasonably related thereto; (iii) New Intermediate Holdco shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than (A) those incidental to its ownership of the Capital Stock of the Company and DCI and all the membership interests in Designco and (B) the making of the loan referred to in Section 5.1(b)(iii) prior to the Second Closing Date;
         (iv) Designco shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than the Design Business; (v) Holdings or New Intermediate Holdco shall incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, other than
         (A) nonconsensual obligations imposed by operation of law, (B) in the case of New Intermediate Holdco, the New Intermediate Holdco Notes, (C) obligations with respect to its Capital Stock, (D) in the case of Holdings or New Intermediate Holdco, Indebtedness incurred to finance AHYDO Payment, and (E) the obligations of Holdings under its cash bonus plan on terms in existence on the date hereof; (vi) Holdings shall own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents), other than Capital Stock of New Intermediate Holdco and Capital Stock and Indebtedness of MCM; or (vii) New Intermediate Holdco shall own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents), other than (A) the Capital Stock of the Company, all the membership interests in Designco and (prior to the Second Closing Date) the Capital Stock of DCI and (B) cash received directly or indirectly in connection with dividends paid by Details in accordance with Section 7.6 pending application in the manner contemplated by said Section; or "

         11. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to each Lender which so consents on or prior to March 27, 2000, an amendment fee in an amount equal to 25 basis points of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

         12. Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

         (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, the Borrowers and the Required Prepayment Lenders;

         (b) the Administrative Agent shall have received from each of the Borrowers a copy of the resolutions of such Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Second Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

         (c) the Administrative Agent shall have received a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Second Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

         (d) the Administrative Agent shall have received such other documents, instruments and agreements with respect to the matters contemplated by this Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

         (e) the fees referred to in paragraph 11 of this Amendment shall have been paid.

         13. Representations and Warranties. As of the date hereof and after giving effect to this Amendment, the Company and each Borrower hereby confirm, reaffirm and restate the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. No Default or Event of Default has occurred and is continuing.

         14. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         15. GOVERNING LAW; Counterparts. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                            DDI CAPITAL CORP.


                                            By: /s/ JOSEPH P. GISCH
                                               ---------------------------------
                                               Title:


                                            DYNAMIC DETAILS, INCORPORATED


                                            By: /s/ JOSEPH P. GISCH
                                               ---------------------------------
                                               Title:

                                            DYNAMIC DETAILS, INCORPORATED,
                                            SILICON VALLEY

                                            By: /s/ JOSEPH P. GISCH
                                               ---------------------------------
                                               Title:

         THE CHASE MANHATTAN BANK, as
         Administrative Agent, Collateral Agent,
         Co-Syndication Agent and as a Lender


         By: /s/ EDWARD DEFOREST
           ---------------------------------
           Name: Edward Deforest
           Title: Vice President



         BANKERS TRUST COMPANY, as
         Documentation Agent, Co-Syndication Agent and as a Lender


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title:



         BANK AUSTRIA CREDITANSTALT


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title: Vice President



         THE BANK OF NOVA SCOTIA


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title: Director

         FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.)


         By: /s/ HOWARD J. DIAMOND
           ---------------------------------
           Title: Vice President



         CITIZENS BANK OF MASSACHUSETTS


         By: /s/ R. SCOTT HASKELL
           ---------------------------------
           Title: Vice President




         CRESCENT/MACH I PARTNERS, L.P.
         by TCW Asset Management Company
         Its Investment Manager

         By: /s/ JUSTIN L. DRISCOLL
           ---------------------------------
           Title: Senior Vice President




         CYPRESSTREE INVESTMENT PARTNERS, I
         By: CypressTree Investment Management
             Company, Inc.
         Its Managing Member


         By: /s/ JONATHAN D. SHARKEY
           ---------------------------------
           Title: Principal




         CYPRESSTREE INSTITUTIONAL FUND, LLC


         By: /s/ JONATHAN D. SHARKEY
           ---------------------------------
           Title: Principal

         CYPRESSTREE SENIOR FLOATING RATE FUND


         By: CypressTree Investment Management
             Company, Inc. Its Managing Member


         By: /s/ JONATHAN D. SHARKEY
           ---------------------------------
           Title: Principal





         DRESDNER BANK AG


         By: /s/ CHRISTOPHER G. TODANO
           ---------------------------------
           Title: Assistant Vice President







         DEBT STRATEGIES FUND II, INC.


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title:





         FIRST DOMINION FUNDING II


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title: Authorized Signator

         FLEET NATIONAL BANK (formerly known as FLEET BANK, N.A.)


         By: /s/ HOWARD J. DIAMOND
           ---------------------------------
           Title: Vice President





         INDOSUEZ CAPITAL FUNDING IIA, LTD.


         By: /s/ MELISSA MARANO
           ---------------------------------
           Title: Vice President





         INDOSUEZ CAPITAL FUNDING IV, L.P.


         By: /s/ MELISSA MARANO
           ---------------------------------
           Title: Vice President





         IBJ WHITEHALL BANK & TRUST COMPANY


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title:





         KZH CRESCENT 2 LLC


         By: /s/ SUSAN LEE
           ---------------------------------
           Title: Authorized Agent

         KZH CRESCENT 3 LLC


         By: /s/ SUSAN LEE
           ---------------------------------
           Title: Authorized Agent





         KZH CYPRESSTREE-1 LLC


         By: /s/ SUSAN LEE
           ---------------------------------
           Title: Authorized Agent





         ML SENIOR FLOATING RATE FUND II, INC.


         By: /s/ [ILLEGIBLE]
           ---------------------------------
           Title:





         MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


         By: /s/ PETER GEWIRTZ
           ---------------------------------
           Title: Vice President





         MASS MUTUAL HIGH YIELD PARTNERS II


         By: /s/ JOHN B. WHEELER
           ---------------------------------
           Title: Vice President,
                  HYP Management, Inc.,
                  As Managing Member

         MASSACHUSETTS MUTUAL LIFE
         INSURANCE


         By: /s/  JOHN B. WHEELER
           ---------------------------------
           Title: Managing Director






         MERRILL LYNCH PRIME RATE PORTFOLIO


         By: /s/  [ILLEGIBLE]
           ---------------------------------
           Title:





         MERRILL LYNCH SENIOR FLOATING RATE FUND


         By: /s/  [ILLEGIBLE]
           ---------------------------------
           Title:



         PILGRIM AMER. HIGH INCOME INVEST. LTD.


         By: /s/  MARK F. HAAK
           ---------------------------------
           Title: Assistant Vice President

         PILGRIM CLO 1999-LTD.


         By: /s/  MARK F. HAAK
           ---------------------------------
           Title: Assistant Vice President





         PILGRIM PRIME RATE TRUST


         By: /s/  MARK F. HAAK
           ---------------------------------
           Title: Assistant Vice President





         THE CHASE MANHATTAN BANK (SPS SWAPS)


         By: /s/  EDMOND DEFOREST
           ---------------------------------
           Title: Vice President






         SANKATY HIGH YIELD ASSET PARTNERS


         By: /s/  DIANE J. EXETER
           ---------------------------------
           Title: Executive Vice President, Portfolio Manager





         SOMERS CDO, LIMITED


         By: /s/  JOHN B. WHEELER
           ---------------------------------
           Title: Managing Director
                  Massachusetts Mutual Life Insurance
                  Co., as Collateral Manager





         TORONTO DOMINION (NEW YORK) INC.


         By: /s/  DAVID G. PARKER
           ---------------------------------
           Title: Vice President





         VAN KAMPEN SENIOR FLOATING RATE FUND


         By: /s/  [ILLEGIBLE]
           ---------------------------------
           Title: